                              PROSPECTUS
                            April 24, 1999




                        PC&J PRESERVATION FUND

                            A No-Load Fund

                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402


            Investment Adviser: Parker Carlson & Johnson, Inc.


                         INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund is preservation of capital through investment in fixed-income obligations.


                          IMPORTANT FEATURES

                Investment for Preservation of Capital
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          TABLE OF CONTENTS


                                                               Page
RISK/RETURN SUMMARY OF THE FUND                                 3

FEE TABLE                                                       5

FINANCIAL HIGHLIGHTS                                            6

INVESTMENT OBJECTIVE, POLICIES AND RISKS                        7

INVESTMENT ADVISER                                              8

DISTRIBUTION EXPENSE PLAN                                       8

DESCRIPTION OF SHARES AND TAXES                                 9

HOW TO INVEST IN THE FUND                                       9

HOW TO REDEEM YOUR INVESTMENT                                  10

DETERMINATION OF SHARE PRICE                                   11

NEW ACCOUNT APPLICATION                                        13

</TABLE


RISK/RETURN SUMMARY OF THE FUND


1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND? The Fund seeks the generation of income and the preservation of capital through investment in fixed-income obligations.

2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? The portfolio manager maintains a high quality portfolio of Treasury bonds and investment grade bonds (bonds rated Baa by Moody's or BBB by Standard & Poor's) with a dollar-weighted average maturity consistent with the manager's interest rate outlook. Investment grade bonds in the portfolio include bonds issued by government agencies and corporations, as well as taxable municipal bonds and mortgage-related securities. An investment grade bond is selected based upon an evaluation of the bond's yield-to-maturity versus a similar
  Treasury bond and a comparison to the historical yield spread between the bond, given its particular credit characteristics, and a similar Treasury bond.

  The portfolio manager adjusts the average maturity of the portfolio to correspond to changes in the interest rate outlook primarily by adjusting the average maturity of Treasury bonds in the portfolio. The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Although the Fund intends to diversify its investments, the value of the Fund's portfolio will change in response to interest rate fluctuations and you could lose money.
  An increase in market interest rates will generally reduce the value of the Fund's investments.

  While the Fund's portfolio securities are investment grade, fixed-income obligations, they are subject to the ability of the issuer to make payment of principal and interest when due. To the extent the Fund invests in lower-grade bonds, which have some speculative characteristics and may have a weakened capacity to pay principal and interest in adverse economic conditions, the Fund will be subject to higher volatility. However, the Adviser would only invest up to 10% of its net assets in such bonds.

4. WHO IS THE FUND DESIGNED FOR? The PC&J Preservation Fund is designed for long-term investors who seek income and preservation of capital through investment in fixed-income obligations.


The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund.
The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


THE PC&J PRESERVATION FUND

A BAR CHART showing Annual Total Returns for the Fund from 1989 through 1998:


                    PRESERVATION
                    FUND
1989                11.3%
1990                 9.3%
1991                12.5%
1992                 6.2%
1993                 8.5%
1994                -2.4%
1995                15.2%
1996                 2.8%
1997                 7.4%
1998                 8.3%


A bar of proportionate size represents each percentage with the actual total return printed above the bar.

Best Quarter:     6.0% for the quarter ended 6/30/89
Worst Quarter:   -2.1% for the quarter ended 3/31/94


                                   Average annual total return
                                   for periods ended 12/31/98
                              1 Year      5 Years     10 Years
The Fund                       8.3%        6.1%        7.8%
Lehman Composite<F1>          10.1%        7.2%        9.3%

<F1> The Lehman Composite is a widely recognized, unmanaged, broad-based index containing only investment grade fixed income securities traded in the United States.

</TABLE

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)           0%

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)                                        0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                      0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)               0%

Exchange Fee                                  0%


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

     Management Fees                       0.50%

     Distribution (12b-1) Fees                0%

     Other Expenses                        0.50%
                                           ------
     Total Fund Operating Expenses         1.00%


The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.

EXAMPLE                      1 YEAR   3 YEARS  5 YEARS   10 YEARS
You would pay the
following expenses on
a $10,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                      $103     $323     $566      $1,289

FINANCIAL HIGHLIGHTS

The information contained in the table below is for the years ended December 31, 1998, 1997, 1996, 1995, and 1994. Such information has been derived from data contained in financial statements audited by Deloitte & Touche, LLP, independent auditors. Such information should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.

----------------------------------------------------------------------------------
Selected Data for Each Share of         For The Years Ended December 31,
Capital Stock Outstanding
Throughout the Year                1998      1997      1996      1995      1994
                                   -----------------------------------------------
NET ASSET VALUE-BEGINNING OF YEAR  $11.14    $10.97    $11.32    $10.34    $11.31
                                   -------   -------   -------   -------   -------
Income from investment
operations:
  Net investment income              0.57      0.64      0.62      0.59      0.70
  Net realized and unrealized
   gain (loss) on securities         0.36      0.17      (0.31)    0.98      (0.97)
                                   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS     0.93      0.81      0.31      1.57      (0.27)
                                   -------   -------   -------   -------   -------

Less dividends:
  From net investment income        (0.57)    (0.64)    (0.62)    (0.59)    (0.70)
  From net realized gain
   on investments                   (0.13)    (0.00)    (0.04)    (0.00)    (0.00)
                                   -------   -------   -------   -------   -------
TOTAL DIVIDENDS                     (0.70)    (0.64)    (0.66)    (0.59)    (0.70)
                                   -------   -------   -------   -------   -------
NET ASSET VALUE-END OF YEAR        $11.37    $11.14    $10.97    $11.32    $10.34
                                   =======   =======   =======   =======   =======

TOTAL RETURN                         8.35%     7.38%     2.75%     15.18%    (2.39%)

RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.00%     1.00%     1.00%     1.00%     1.00%
  Net investment income              5.25%     5.62%     5.38%     5.56%     5.83%

Portfolio turnover rate             44.50%    31.39%    28.66%    25.62%    30.03%

Net assets at end of year (000's)  $19,852   $16,071   $16,151   $16,472   $14,261

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is preservation of capital through investment in fixed-income obligations. This investment objective may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund's investment objective will be obtained.

The Fund generally has a high quality portfolio with an average maturity of securities in the portfolio of less than ten years. The Fund follows specific guidelines in buying portfolio securities. Bankers' acceptances and certificates of deposit will only be purchased from major U.S. banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published annual financial statements) of $100,000,000 or more. Corporate obligations generally must be investment grade (rated BBB or higher by S&P, or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality). Taxable municipal obligations are debt instruments issued by municipal entities where the interest is subject to income tax. To the extent the Fund invests in taxable municipal obligations, the same credit standards as used in selecting corporate obligations will be applied.

The Fund may also purchase mortgage-related securities, including collateralized mortgage obligations, which represent interests in a pool of mortgages. These securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund will experience a loss if the security was acquired by the Fund at a premium. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

The Fund may invest all or a portion of its assets for temporary defensive purposes, in U.S. Treasury bills or other short-term interest bearing securities and in bank interest bearing checking accounts, including interest bearing checking accounts of the Custodian. Under normal circumstances, such short-term investments are expected to represent only a nominal portion of the Fund's total assets. Further, although the Fund is authorized to invest up to 5% of its total assets in repurchase agreements, restricted securities and securities of other investment companies, and borrow as a temporary measure for extraordinary or emergency purposes up to 5% of total assets and to secure such borrowing by pledge of Fund assets up to such amount, the Fund's Investment Adviser and Trustees presently do not expect to engage in such activity. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.

YEAR 2000 RISKS

Like most mutual funds, the Fund relies on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence, computer malfunctions will occur. The Fund and its Adviser have taken steps that they believe are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders. The Year 2000 concern my also adversely impact issuers of obligations held in the Fund's portfolio.



INVESTMENT ADVISER

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund.

The Adviser is also the investment adviser to PC&J Performance Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.

As compensation for the investment advice, the Fund will pay the Adviser a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

Performance Information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.

PORTFOLIO MANAGER

Kathleen Carlson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception (April 30, 1985). Ms. Carlson has been Treasurer of the Adviser since September, 1982 and Treasurer and a Trustee of the Trust since its inception.


DISTRIBUTION EXPENSE PLAN

The Fund has adopted a plan under rule 12b-1 that permits the Trustees to authorize the Fund to pay distribution expenses for the sale and distribution of its shares. Currently, the Trustees have not authorized the Fund to pay any distribution-related expenses.

DESCRIPTION OF SHARES AND TAXES

Ownership records of shares are maintained by the Fund's transfer agent, Service Corp., which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

The Fund will distribute to its shareholders an annual dividend that will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains is taxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

Shareholders should direct all inquiries concerning the purchase or sale of shares to the Fund. All other questions should be directed to Service Corp. at 120 W. Third St., Suite 300, Dayton, Ohio 45402 or by telephoning Service Corp. at 888-223-0600.

HOW TO INVEST IN THE FUND

You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price".) There is no sales charge or commission.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the Custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.

INITIAL INVESTMENT BY MAIL

You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Preservation Fund" and a completed and signed new account application, which accompanies this Prospectus (page 13), to the Custodian at the following address:

           PC&J - Lockbox Account
           Location 0614
           Cincinnati, Ohio 45264-0614

The Fund confirms with the Custodian, on a daily basis by telephone, that the Custodian has received the properly completed new account application and the accompanying check.


INITIAL INVESTMENTS BY WIRE

You may purchase shares of the Fund by wire, in at least the minimum amount, by:

  .  first completing and signing the new account application;
  . telephoning (888-223-0600) the information contained in the new account application to the Fund;
  . mailing the completed and signed new account application to the Custodian at the address set forth in the preceding paragraph;
  . instructing your bank to wire Federal Funds to the Custodian. (Your bank may charge you a fee for sending such wire.)

EFFECTIVE DATE OF PURCHASE

Your initial purchase of the Fund's shares will be effective on the date that the Fund confirms with the Custodian that the Custodian has received the properly completed new account application and the accompanying check or wire transfer. The Fund's transfer agent, Service Corp., will mail you confirmation of your initial investment.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Fund by:
  . first providing the Fund, by mail or by telephone, the necessary information concerning the name of your account and its number;
  . subsequently making the necessary payment, either by check or wire transfer, to the Custodian.

Your purchase of additional shares of the Fund will be effective on the date that the Fund confirms with the Custodian that the Custodian has received the check or wire transfer. Service Corp. will mail you a confirmation of each subsequent investment.

HOW TO REDEEM YOUR INVESTMENT

You may sell shares of the Fund without charge at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check will be effected only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until such time as the Fund has received the properly completed new account application with respect to such shares.

You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares to the minimum amount within the sixty-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. It is anticipated that the redemption provisions of the preceding sentence would be used only to preserve the tax status of the Fund or to close the Fund.

The Fund may suspend the right of redemption or may delay payment as follows:

  . during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
  . when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
  . for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

DETERMINATION OF SHARE PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 4:30 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

Fixed income securities are generally valued by using market quotations, but may be valued on the basis of prices calculated using a matrix methodology when the Advisor believes such prices accurately reflect the fair market value of such securities. The matrix pricing methodology utilizes yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices cannot be readily estimated using the matrix methodology, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The share price of the Fund will fluctuate with the value of its portfolio securities.

                         PC&J PRESERVATION FUND

                        NEW ACCOUNT APPLICATION


INSTRUCTIONS: Complete Sections 1 through 4 where applicable. Please print or type. This application should be completed, signed and mailed to PC&J Lockbox Account, Cincinnati. If payment is by check or other negotiable instrument such check or other negotiable instrument payable to PC&J Preservation Fund should accompany the New Account Application. Refer to the Prospectus for more detailed information.

    MAIL TO:  PC&J - Lockbox Account
                    Location 0614
         Cincinnati, Ohio 45264-0614
------------------------------------------------------------------------------

1.  REGISTRATION (Complete one section only)

                       ___________________________________     _______________
    INDIVIDUALS        First Name   Initial   Last Name        Social Security
        AND                                                          Number
    JOINT TENANTS
                       _______________________________________________________
                       Joint Owner (A Joint Tenancy with right of survivorship will be presumed, unless otherwise indicated)


                       ___________________________________     _______________
    GIFTS              Custodian's Name (only one)             Minor's state
    TO                                                     of residence
    MINORS
                       ___________________________________     ________________
                       Minor's Name (Only one)                 Minor's Social
                                                           Security Number


                       ___________________________________     _______________
    TRUSTS             Trust or Plan Name                      Tax Identifi-
    AND QUALIFIED                                              cation Number
    RETIREMENT PLANS
                       ___________________________________
                       Name of Trustee(s)


                       ___________________________________     _______________
    ORGANIZATIONS      Name of Organization                    Tax Identifi-
                                                               cation Number

                       Type:  ___Corporation   ___Partnership  ___Association

2.  MAILING ADDRESS

                       ___________________________________    ________________
                       Street                                 Telephone Number

                       ___________________________________    ________________
                       City                    State          Zip Code

                       ___________________________________
                       Attention (if any)

------------------------------------------------------------------------------

3.  INITIAL INVESTMENT (Complete one only)

         A.   I am mailing $___________ by check or other negotiable instrument
                               Amount

         B.   I have arranged $___________ for wire transfer
                                 Amount

          to PC&J Lockbox Account, Cincinnati at the address set forth above for the purchase of shares of PC&J Performance Fund. The minimum initial purchase is $1,000 ($2,000 for tax deferred retirement plans).

------------------------------------------------------------------------------

4.  SIGNATURES

    I have received and reviewed a copy of the Fund's Prospectus dated
    April 24, 1999 and understand that (a) certificates with respect to shares of the Fund will not be issued, and (b) dividends and capital gain distributions will be made only in additional shares of the Fund and not in cash.


    _____________      __________________________________________________
         Date           Signature (Individual, Custodian, Trustee or Other)

    _____________      __________________________________________________
         Date           Signature of Joint Owner (if any)
------------------------------------------------------------------------------

FOR MORE INFORMATION

Shareholder inquiries regarding the Fund can be made to:

PC&J Preservation Fund
120 West Third St.
Suite 300
Dayton, Ohio 45402

Telephone:  888-223-0600


Several additional sources of information are available to you. The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI), incorporated by reference into this prospectus, contains detailed information on Fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call the Fund at 888-223-0600 to request free copies of the SAI and the Fund's annual and semi-annual reports or to request other information about the Fund.

You may also obtain information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.



Investment Company Act # 811-04204

                 STATEMENT OF ADDITIONAL INFORMATION
                            April 24, 1999




                        PC&J PRESERVATION FUND

                            A No-Load Fund



                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402




          Investment Adviser: Parker Carlson & Johnson, Inc.
                           (the "Adviser")



                         INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund (the "Fund") is preservation of capital through investment in fixed-income obligations.



                          IMPORTANT FEATURES

                Investment for Preservation of Capital
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification





This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 24 , 1999 (the "Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                         TABLE OF CONTENTS

                                                                  Page
INVESTMENT OBJECTIVE AND POLICIES                                    1
     Fundamental                                                     1
     Non-Fundamental                                                 2
     State Restrictions                                              3


ORGANIZATION AND OPERATION OF THE FUND                               5
     Principal Holders of Equity Securities                          6
     Investment Adviser                                              6
     Manager and Transfer Agent                                      7
     Custodian                                                       7
     Auditors                                                        7


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                      8


DESCRIPTION OF SHARES AND TAXES                                      9


FINANCIAL STATEMENTS                                                 9


FINANCIAL RATINGS                                                    9


INVESTMENT OBJECTIVE AND POLICIES


FUNDAMENTAL

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.   SENIOR SECURITIES.  The Fund will not issue senior securities.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.


     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

     Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.


NON-FUNDAMENTAL

The following limitations have been adopted by the Fund and are Non-
Fundamental.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

     4. SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. SECURITIES AFFILIATED WITH TRUSTEES. The Fund will not invest in securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.

DIVERSIFICATION

As a diversified company, at least 75% of the Fund's total assets must be invested in (a) securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not greater than 10% of the outstanding voting securities of such issuer, (b) cash and cash items, (c) government securities, and (d) securities of other investment companies.

The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years. For example, if twenty-five percent of the value of the Fund's portfolio securities mature in one year, two years, three years and four years, respectively, the dollar-weighted average maturity of the portfolio would be two and one-half years. The Fund will keep the dollar-weighted average maturity relatively short when the Adviser expects interest rates to rise and relatively long when the Adviser expects interest rates to decline. Dollar-weighted average maturity for these purposes means the dollar-weighted average of the face maturities of the portfolio securities, which may differ from their dollar-weighted average life.

Commercial paper must either be rated A-1, A-1+ or A-2 by Standard & Poor's Corporation ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, it must be issued by companies which have a debt issue rated AAA, AA or A by SP, or Aaa, Aa, or A by Moody's.


STATE RESTRICTIONS

     To comply with the current blue sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

     The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on January 2, 1985. The responsibility for management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The names of the executive officers and Trustees of the Fund are shown in the table below. Each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                                  POSITION HELD  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUND      DURING PAST FIVE YEARS
*Leslie O. Parker III<F1>         President and  Since September, 1982,
300 Old Post Office               Trustee        President of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  59

*Kathleen A. Carlson, CFA<F1>     Treasurer and  Since September, 1982,
300 Old Post Office               Trustee        Treasurer of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  43

*James M. Johnson, CFA<F1>        Secretary and  Since September, 1982,
300 Old Post Office               Trustee        Secretary of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  46

Donald N. Lorenz                  Trustee        Retired since December 1998;
210 B Mariners Point                             from December 1980 to
73 Skull Creek Drive                             December 1998, Vice
Hilton Head Island, S.C. 29926                   President-Finance and
Age:64                                           Treasurer, Price Brothers
                                                 Company (concrete pipe
                                                 products)

Thomas H. Rodgers                 Trustee        Since July, 1986, Vice
World Headquarters Blvd.                         President-General Counsel
Troy, Ohio  45373                                and Secretary, Premark
Age:  54                                         International, Inc. Food
                                                 Equipment Group

<F1>)The Fund's President, Treasurer and Secretary are the President,
     Treasurer and Secretary, respectively, of Adviser and own in the aggregate a controlling interest in Adviser.


Each of the foregoing Trustees also is a Trustee of PC&J Performance Fund.

As of February 12, 1999, all Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The compensation paid to the Trustees of the Fund for the year ended December 31, 1998 is set forth in the following table:

                                   Pension or   Estimated  Total
                                   Retirement   Annual     Compensa-
                        Aggregate  Accrued As   Benefits   tion From
                        Compensa-  Part of      Upon       Fund
                        tion From  Fund         Retire-    Complex
        Name            Fund       Expenses     ment
Leslie O. Parker, III      $0          $0         $0          $0
Kathleen A. Carlson        $0          $0         $0          $0
James M. Johnson           $0          $0         $0          $0
Donald N. Lorenz          $450         $0         $0         $900
Thomas H. Rodgers         $450         $0         $0         $900

The Fund and PC&J Performance Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."

PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table sets forth each person or group known to the Fund to be the record and beneficial owner of five percent (5%) or more of the Fund's shares as of January 31, 1999:

TITLE OF       NAME AND ADDRESS OF                PERCENT OF
 CLASS         RECORD AND BENEFICIAL OWNER        OWNERSHIP
Shares of      Thermoseal, Inc. Pension Trust     8.09%
Beneficial     2350 Campbell Road
Interest       Sidney, Ohio  45365

INVESTMENT ADVISER

For the Fund's fiscal years ended December 31, 1996, 1997, and 1998 the Adviser was paid $80,047, $77,457, and $89,174 respectively, under the Investment Advisory Agreement.

The Adviser and Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limitation provides that annual expenses of the Fund, including investment advisory and management fees but excluding interest, taxes, brokerage commissions and extraordinary expenses, shall not exceed two percent of the first ten million dollars of the Fund's average net assets and one and one-half percent of average net assets in excess of ten million dollars. The Fund's expenses have never exceeded the foregoing limitations.


MANAGER AND TRANSFER AGENT

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio, ("Service Corp.") in which Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

For the Fund's fiscal years ended December 31, 1996, 1997, and 1998 Service Corp. was paid $80,047, $77,456, and $89,173 respectively, under the Management Agreement.

Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

CUSTODIAN

The Fund has appointed Star Bank, N.A., Cincinnati ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. In such capacity the Custodian will receive all new account applications in connection with initial purchases of the Fund's shares, will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.

AUDITORS

The Fund has selected the firm of Deloitte & Touche, LLP as the independent auditors for the Fund.

The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.

It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and advise the Fund as to accounting matters.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.

DESCRIPTION OF SHARES AND TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998.

FINANCIAL RATINGS

Description of Standard & Poor's Corporation's ("S&P") commercial paper and corporate bond ratings:

                       Commercial Paper Ratings

A-1 --          Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-1+ --         Those issues determined to possess overwhelming safety
            characteristics are denoted A-1+.

A-2 --          Commercial paper rated A-2 by S&P indicates that capacity
            for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.


                             Debt Ratings

AAA --          This is the highest rating assigned by S&P to a debt
            obligation and indicates an extremely strong capacity to pay principal and interest.

AA --           Bonds rated AA also qualify as high-quality debt
            obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A --            Bonds rated A have a strong capacity to pay principal and
            interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB --          Debt rate BBB is regarded as having an adequate capacity
                     to pay interest and repay principal.  Whereas it
            normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of Moody's Investors Service, Inc.'s ("Moody's) commercial paper and corporate bond ratings:

                       Commercial Paper Ratings

Prime-1 -       Issuers rated Prime-1 (or related supporting institutions)
            are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2 -       Issuers rated Prime-2 (or related supporting institutions)
            have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be affected by external conditions. Ample alternative liquidity is maintained.

                             Debt Ratings

Aaa --          Bonds which are rated Aaa are judged to be of the best
            quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa --           Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A --            Bonds which are rated A possess many favorable investment
            attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa --          Bonds which are rated Baa are considered as medium-grade
            obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.